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                                                                EXHIBIT 10.43


                FIFTH AMENDMENT TO OPEN-END COMMERCIAL MORTGAGE
                      AND ASSIGNMENT OF LEASE AND RENTALS
                           (Secures Future Advances)
               Maximum Indebtedness not to Exceed $12,800,000.00

     THIS AMENDMENT TO OPEN-END COMMERCIAL MORTGAGE AND ASSIGNMENT OF LEASES AND RENTALS, is made and entered into this 22nd day of June, 1995, by and between Standard Federal Bank, a federal savings bank, of 2600 West Big Beaver Road, Troy, Michigan 48084 ("Mortgagee"), and Galion Dump Bodies, Inc., a Michigan corporation of 6200 Elmridge, Sterling Heights, Michigan 48318 ("Mortgagor").

     WITNESSETH:

     WHEREAS, on June 29, 1993, in order to secure a promissory note dated June 29, 1993 by Mortgagor in favor of Mortgagee, Mortgagor granted to Mortgagee an Open-End Commercial Mortgage and Assignment of Lease and Rentals (the "Mortgage") on certain real property located in the City of Winesburg, County of Holmes and State of Ohio, which real property is more particularly described in the attached Exhibit A; and which Mortgage was recorded on July 13, 1993, in Volume 202, Page 527, Holmes County Recorder, and

     WHEREAS, the Mortgage was amended by an Amendment to Open-End Commercial Mortgage and Assignment of Lease and Rentals, dated September 15, 1994, recorded on September 30, 1994, in Volume 214, Page 9, Holmes County Recorder (the "First Amendment"), and

     WHEREAS, the Mortgage was further amended by a Second Amendment to Open-End Commercial Mortgage and Assignment of Lease and Rentals, dated February 6, 1995, recorded on March 9, 1995, in Volume 216, Page 1011, Holmes County Recorder, and

     WHEREAS, the Mortgage was further amended by a Third Amendment to Open-End Commercial Mortgage and Assignment of Lease and Rentals, dated February 16, 1995, recorded on March 9, 1995, in Volume 216, Page 1016, Holmes County Recorder (the "Third Amendment"), and

     WHEREAS, the Mortgage was further amended by a Fourth Amendment to Open-End Commercial Mortgage and Assignment of Lease and Rentals, dated May 5, 1995, recorded on May 15, 1995, in Volume 218, Page 584, Holmes County Recorder (the "Fourth Amendment"), and

     WHEREAS, the parties hereto desire to further amend the Mortgage in the manner hereinafter set forth.

     NOW, THEREFORE, in consideration of One and No/100 Dollar ($1.00) and the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Mortgage is hereby amended to secure a Third Amended and Restated Promissory Note (Line of Credit) from the Mortgagor to
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Mortgagee, of even date herewith, in the principal amount of $10,000,000.00
(the "Note"), whereby the line of credit evidenced by the Promissory Note (Line of Credit) secured by the Mortgage under the provisions of the First Amendment, the Third Amendment and the Fourth Amendment has been restated and increased, such Note identified as being secured by the Mortgage by statements thereon, including the payment of principal and interest of such indebtedness according to the terms of the Note, and all other amounts payable by Mortgagor thereunder, and any and all extensions and renewals thereof, however evidenced. The Note has been executed pursuant to a Third Amendment to Loan Agreement of even date herewith by and between the Mortgagor and the Mortgagee (the "Loan Agreement"). The indebtedness secured by the Mortgage shall hereafter be deemed to be the indebtedness and obligations evidenced by the Note and the Loan Agreement, in the principal amount of $10,000,000.00 as well as a Promissory Note (Term Loan) from the Mortgagor to Mortgagee, dated September 15, 1994, in the original principal amount of $2,000,000.00, which note is also identified as being secured by the Mortgage by a statement thereon, and two Promissory Notes (Line of Credit) evidencing a line of credit with a total credit limit in the principal amount of $800,000.00, which notes are also identified as being secured by the Mortgage by statements thereon, such that the total original principal amount of the indebtedness secured by the Mortgage is now $12,800,000.00.

     2. In all other respects, the Mortgage is hereby ratified and confirmed and shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

WITNESSES:

                                  Galion Dump Bodies, Inc., a Michigan
                                           corporation



                                  By:
-------------------------            ------------------------------------
                                           Carl Jaworski

                                           Its:     Treasurer
-------------------------                      --------------------------



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                                  Standard Federal Bank, a federal
                                           savings bank



                                  By:
------------------------             ----------------------------------


                                           Its:
------------------------                       ------------------------


STATE OF MICHIGAN   )
                    ) ss
COUNTY OF OAKLAND   )

     The foregoing instrument was acknowledged before me this ____ day of ______________, 1995, by Carl Jaworski, who is the Treasurer of Galion Dump Bodies, Inc., a Michigan corporation, on behalf of the corporation.



                                  -------------------------------

                                  Notary Public
                                                 County, Michigan
                                  --------------
                                  My Commission Expires:
                                                        ---------


STATE OF MICHIGAN   )
                    ) ss
COUNTY OF OAKLAND   )

     The foregoing instrument was acknowledged before me this ___________ day of _________________, 1995, by ____________________, a _________________
of Standard Federal Bank, a federal savings bank, on behalf of the Bank.


                                  -------------------------------

                                  Notary Public
                                                 County, Michigan
                                  --------------
                                  My Commission Expires:
                                                        ---------



DRAFTED BY:                                AFTER RECORDING RETURN TO:

Daniel C. Watson                           Commercial Loan Department
Standard Federal Bank                      Standard Federal Bank
2600 West Big Beaver Road                  2600 West Big Beaver Road
Troy, Michigan 48084                       Troy, Michigan 48084





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